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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the Securities Exchange
                                 Act of 1934

              Date of Report (Date of earliest event reported):
                              February 29, 1996



                        CAPSTONE PHARMACY SERVICES, INC.
         -------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


           Delaware                           0-20606                        11-2310352
           --------                         -----------                      ----------
        (State or other                   (Commission File            (Employer Identification
        jurisdiction of                       Number)                          Number)
        incorporation)




             2930 Washington Boulevard, Baltimore, Maryland 21230
         -------------------------------------------------------------
                   (Address of principal executive offices)


                                (410) 646-6987

             (Registrant's telephone number, including area code)
         -------------------------------------------------------------

                                Not applicable
         -------------------------------------------------------------
                        (Former name or former address,
                         if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Capstone Pharmacy Services, Inc. (the "Registrant") reports the following acquisition:

         Pursuant to an Asset Purchase Agreement dated February 29, 1996, the Registrant acquired substantially all of the assets of I.M.D. Corporation, an Illinois institutional pharmacy business ("IMD"). The Registrant acquired the assets through arm's-length negotiations with IMD and IMD's sole shareholder, Dennis Ruben.

         Prior to this transaction, no material relationship existed between IMD and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer.

         The consideration for the acquisition comprised approximately $15,483,000 cash and a warrant, subject to restrictions on transfer, to purchase 75,000 shares of the Registrant's common stock, at an exercise price of $ 7.50 per share, representing the December 29, 1995 per share closing price of the Registrant's common stock.

         The Registrant funded substantially all of the cash portion of the consideration by drawing on its debt facility with Creditanstalt-Bankverein.

         The funding of the acquisition occurred March 1, 1996. The Registrant intends to continue IMD's operations through a subsidiary created for the acquisition.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of the business acquired. It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

         (b) Pro forma financial information. It is impracticable at this time to provide the required pro forma financial information of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

         (c) Exhibits. The exhibit filed as a part of this report is listed in the Index to Exhibits immediately following the signature page.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   CAPSTONE PHARMACY SERVICES, INC.



                                   By:       /s/ Donald W. Hughes
                                             -------------------------------
                                             Vice-President and
                                             Chief Financial Officer



Date:    March 15, 1996





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                                 Exhibit Index
Exhibit No.

2 Asset Purchase Agreement, dated February 29, 1996, by and among I.M.D. Corporation, Dennis Ruben, the Trust, Illinois Pharmacy Acquisition Co. and Capstone Pharmacy Services, Inc.





         A copy of the exhibit list to the Asset Purchase Agreement has been included. The exhibits have been omitted but the Registrant shall furnish supplementally a copy of any omitted exhibit to the Commission upon request.





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